TIDEWATER
TIDEWATER
JOHNSON RICE ENERGY CONFERENCE
JOHNSON RICE ENERGY CONFERENCE
October 6, 2009
Dean E. Taylor
Dean E. Taylor
Chairman, President & CEO
Chairman, President & CEO
Quinn P. Fanning
Quinn P. Fanning
Executive Vice President, CFO
Executive Vice President, CFO
Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and Chief
Executive Vice President and Chief
Investor Relations Officer
Investor Relations Officer
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the
Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and
10-Q’s.
Phone: 504.568.1010  |  Fax: 504.566.4580  |  Web: www.tdw.com  |  Email: connect@tdw.com

0.00
0.25
0.50
0.75
1.00
3
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
Total Recordable Incident Rates
2002 2003 2004 2005 2006 2007
Calendar Years
2008
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP

A REMINDER OF A REMINDER OF OUR WORKPLACE OUR WORKPLACE

TIDEWATER
TIDEWATER
TODAY
TODAY
Solid safety record  –
One LTA and .18 TRIR in FY’09; good record YTD
Unmatched (and growing) global footprint – 50+ years internationally and working in over 60 countries
Entire fleet earning solid returns – Third consecutive year of record earnings (19.3% Return on Average Equity over the last three fiscal years)
Strong balance sheet – zero net debt at June 30, 2009
Continuing to invest in new vessels with expanded capabilities – 22 deliveries in last 15 months and 45 under construction at 6/30/09
Track record of prudent capital management and of returning capital to shareholders – consistent paying of dividends and selective share repurchases historically

Culture is a competitive advantage
•
Safety-oriented
•
Deep knowledge of customer needs
•
Aggressive management of operating and capital costs
Maintain maximum financial flexibility to deal with
uncertainties
Selectively deploy cash to renew fleet with
expanded capabilities
Opportunistically utilize balance sheet strength
•
Right acquisitions, right price, right time
•
Consistently focus on creating shareholder value
OUR STRATEGY
OUR STRATEGY
(Not much has changed!)
(Not much has changed!)

$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009
SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
7
50% Five-Year Compounded
50% Five-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
FY End Stock Price  $28.13 $38.86         $55.23         $58.58         $55.11 $37.13
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in
Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89

USING CASH TO GROW OUR
USING CASH TO GROW OUR
BUSINESS & RETURN TO
BUSINESS & RETURN TO
SHAREHOLDERS
SHAREHOLDERS
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
CAPX Dividend Share Repurchase
(in millions)

Over this ten year period, TDW invested $2.7 billion in CAPX ($2.3 billion in our new fleet), and paid out $355 million in dividends and $516 million through share repurchases.

STRONG BALANCE SHEET
STRONG BALANCE SHEET
+ $750 million of Available Liquidity at 6/30/09 (Cash plus $450m Revolver)
+ $750 million of Available Liquidity at 6/30/09 (Cash plus $450m Revolver)
$300 $300 Long-term Debt
$2,245 $2,280 Stockholders’ Equity
2.1% 0% Net Debt to Total Cap
$251          $315 Cash
March 2009 June 2009
($ in Millions) ($ in Millions)

SELECTED FINANCIAL
SELECTED FINANCIAL
HIGHLIGHTS
HIGHLIGHTS
* Adjusted Net Earnings and Adjusted EPS for the quarter ended 6/30/09
* Adjusted Net Earnings and Adjusted EPS for the quarter ended 6/30/09 excludes $47.7 million, or $0.93 per share, related to provision excludes $47.7 million, or $0.93 per share, related to provision for
for
Venezuelan operations
Venezuelan operations
($ in Thousands,
Except
Per Share Data)
Quarters Ended
$1.64 $1.79 Adjusted EPS*
$84,776 $92,222
Adjusted Net Earnings*
$90,997 $70,350
Net Cash from
Operations
$129,657 $92,172 Capital Expenditures
$340,054 $326,609 Revenues
6/30/08 6/30/09

SELECTED FINANCIAL
SELECTED FINANCIAL
HIGHLIGHTS
HIGHLIGHTS
* Cash Operating Margin % is defined as vessel revenue less vessel OPEX,
* Cash Operating Margin % is defined as vessel revenue less vessel OPEX, divided by vessel revenue.
divided by vessel revenue.
($ in Thousands,
Except
Per Share Data)
Quarters Ended
46.2% 50.5%
Cash Operating
Margin %*
$176,728 $153,651
Vessel OPEX
$35,108 $34,388 G&A expense
$10,387 $12,538 Gain on asset disp.
$328,371 $310,436 Vessel Revenues
6/30/08 6/30/09

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Fiscal Years
FLEET CASH
FLEET CASH
OPERATING MARGINS
OPERATING MARGINS
12
Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.
50%
40%
30%
20%
10%
60%
Total Fleet
Operating Margin %
New Vessels
Traditional Vessels
38.6% 37.6%
46.5%
41.9%
36.9%
38.7%
49.1%
54.6%
51.9% 51.3%

0
50
100
150
200
Q1FY10
Operating
Margin
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
Traditional Vessels (37%)
New Vessels (63%)
($ in millions)

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
Assume ~ 2/3 of traditional vessels
are disposed of over the next few
years
($ in millions)
($34.9)

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
CIP
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
46 vessels currently under
construction
Analysis assumes:
• Average dayrate of
$20,000/day
• Utilization of 90%
• Cash operating margin of
55%
($ in millions)
($34.9)
+$41.5

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
CIP +5%
Utilization
+$1,000
Dayrate
+24% Operating Margin
$156.8
$194.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
Near-term vessel
retirements followed by
market upturn should
positively impact utilization
and dayrates
Analysis assumes +5% on
utilization and +$1,000 on
average dayrates for
existing vessels
($ in millions)
($34.9)
+$41.5
+$14.8
+$16.7

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
CIP +5%
Utilization
+$1,000
Dayrate
+24% Operating Margin
$156.8
$194.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
This information is not meant to be a prediction of future quarterly performance, but simply an indication of quarterly operating margin impacts resulting from future fleet additions and reductions, and  fluctuations in vessel utilization and day rates.
($34.9)
+$41.5
+$14.8
+$16.7

Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
43 of 45 of current newbuilds in Int’l yards
Longer contracts, better utilization, higher dayrates for
new & traditional vessels operating in Int’l markets
Solid customer base of NOC’s and IOC’s
INTERNATIONAL
INTERNATIONAL
STRENGTH
STRENGTH

Active Vessel Count By Region
(excludes stacked vessels)
North America North America
19 (6%)
19 (6%)
(6%)
Europe/M.E. Europe/M.E.
37 (12%)
37 (12%)
(12%)
Far East Far East
45 (14%)
45 (14%)
(14%)
West Africa West Africa
136 (43%)
136 (43%)
(43%)
Central/South Central/South
America America
81 (25%)
81 (25%)
(25%)
94% International       6% Domestic
94% International       6% Domestic
(vs. 65% International and 35% Domestic ten years ago) (vs. 65% International and 35% Domestic ten years ago)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH
(as of 6/30/09)
(as of 6/30/09)

(Includes AHTS and PSV’s only)
(Includes AHTS and PSV’s only)

VESSEL POPULATION
VESSEL POPULATION
BY OWNER
BY OWNER
Estimated as of June 2009
Estimated as of June 2009
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1 Avg. All Others
(1,589 total vessels
for 300+ owners)
277
92
83 72
64 61
5

NOC's
23%
Others
37%
Super Majors
40%
Our top 10 customers (5 Super Majors, 4 NOC’s and one
Our top 10 customers (5 Super Majors, 4 NOC’s and one
large independent) currently account for 60% of our revenue
large independent) currently account for 60% of our revenue
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base

Strive for a Balance Between
Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength
Ability to support continued fleet renewal and growth
Current environment will present opportunities to utilize
our financial strength
Funding with internal cash flow and available credit
Always weigh build vs. buy criteria
GROWING INDUSTRY’S
GROWING INDUSTRY’S
LARGEST FLEET
LARGEST FLEET

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY…
IN THE INDUSTRY…
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
June ’09
June ’09
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $2,372m funded through 6/30/09.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
At 6/30/09, 147 new vessels in fleet with 5.0 year average age
At 6/30/09, 147 new vessels in fleet with 5.0 year average age
$1,360m 72 PSV’s
$2,944m
(2)
207 TOTALS:
(1)
$275m  65 Crewboats & Tugs
$1,309m 70 AHTS
Estimated Cost Vessel Count

…
…
AND COUNTING
AND COUNTING
24
Estimated delivery schedule – 22 remaining in FY’ 10,  9 in FY’ 11, 11 in FY’ 12 and 2 thereafter.
CAPX of $272m remaining in FY’ 10, $153m in FY’ 11, $135m in FY’ 12 and $12m in FY’ 13
Our approach to managing construction
Our approach to managing construction
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Vessels Under Construction
Vessels Under Construction
As of June 30, 2009 As of June 30, 2009
45 Total
23 PSV
4 Crew and Tug
18 AHTS
Count

25
IMPROVING AVERAGE AGE
IMPROVING AVERAGE AGE
OF TIDEWATER FLEET
OF TIDEWATER FLEET
Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Include 46 vessels under construction in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments.
Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
0
100
200
300
400
500
600
3/31/04
Actual
3/31/05
Actual
3/31/06
Actual
3/31/07
Actual
3/31/08
Actual
12/31/08
Actual
12/31/09
Estimate
12/31/10
Estimate
12/31/11
Estimate
12/31/12
Estimate
5
10
15
20

Out With the Traditional –
Out With the Traditional –
In With the New
In With the New
0
100
200
300
400
500
Active Fleet Dispositions
26
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
(as of 6/30/09)
(as of 6/30/09)
(A) Net new vessels added to the fleet since January 2000, including 45 vessels under construction at 6/30/09.
363 (B)
470 (C)
192 New Vessels (A)
381 Sold
381 Sold
89 Scrapped
89 Scrapped
(C) 470 vessel dispositions generated $615 million of proceeds and $254 million of gains.
(B) Total fleet count excludes 66 stacked vessels as of 6/30/09.

0
50
100
150
200
250
1965 1970 1975 1980 1985 1990 1995 2000 2005
27
EXPECTED RETIREMENTS
EXPECTED RETIREMENTS
EXCEED NEW DELIVERIES
EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only)
Estimated as of June 2009
As of 6/30/09, there are approximately 631
additional AHTS and PSV’s under
construction. Through 9/24/09 an estimated
184 vessels have been delivered in 2009.
Of
Of
the
the
total
total
2,238
2,238
vessels,
vessels,
337
337
vessels
vessels
are
are
30+
30+
yrs
yrs
old,
old,
another
another
503
503
are
are
25-29
25-29
yrs
yrs
old,
old,
and
and
93
93
are
are
20-24
20-24
yrs
yrs
old
old
Source: ODS-Petrodata and Tidewater

FINANCIAL STRATEGY
FINANCIAL STRATEGY
Deploy
Deploy
Capital
Capital
Deliver
Deliver
Results
Results
Maintain Financial
Maintain Financial
Strength
Strength
Focused on Long Term Shareholder Value
Focused on Long Term Shareholder Value

TIDEWATER
TIDEWATER
JOHNSON RICE ENERGY CONFERENCE
JOHNSON RICE ENERGY CONFERENCE
October 6, 2009
Dean E. Taylor
Dean E. Taylor
Chairman, President & CEO
Chairman, President & CEO
Quinn P. Fanning
Quinn P. Fanning
Executive Vice President, CFO
Executive Vice President, CFO
Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and Chief
Executive Vice President and Chief
Investor Relations Officer
Investor Relations Officer

TIDEWATER TIDEWATER APPENDIX APPENDIX

Impacts of current financial crisis and global recession
• Rig and vessel construction backlogs
• Financial health of shipyards and competitor
Future oil and gas prices
E&P spending
Obama administration’s approach to energy and tax
policy
Vessel utilization and pricing
MANY UNANSWERED
MANY UNANSWERED
QUESTIONS AT THIS TIME
QUESTIONS AT THIS TIME

Cash on the balance sheet
Low debt, and no net debt at 6/30/09
Undrawn, new, expanded credit facility
Manageable new construction backlog
Solid customer base (large exposure to NOC’s and
IOC’s)
Good contract coverage
TDW
TDW
’s
’s
FINANCIAL
FINANCIAL
STABILITY
STABILITY
DURING TRYING TIMES
DURING TRYING TIMES

VESSEL / RIG RATIO
VESSEL / RIG RATIO
Source: ODS-Petrodata and Tidewater
Estimated as of June 2009
Current Vessel Demand Dynamics:
2,238 Global Vessel Count (AHTS & PSV only)
550 Global Working Rigs
4.1 Vessel to Rig Ratio
Possible Incremental Vessel Demand:
158 New rigs under construction
(???Cancellations???)

Jackups Semi Drillships
June 2008 379 145 30
June 2009 317 151 38
     Variance (62) 6 8
34
GOM accounts for 40 of the 62 working jackup count variance
GOM accounts for 40 of the 62 working jackup count variance
Source: ODS-Petrodata and Tidewater
Source: ODS-Petrodata and Tidewater
WORKING RIG COUNTS
WORKING RIG COUNTS

RIGS CONTRACTED BY
RIGS CONTRACTED BY
OUR TOP 10 CUSTOMERS
OUR TOP 10 CUSTOMERS
(Estimated as of June 2009)
(Estimated as of June 2009)
* PEMEX alone has 31 of the 84 jackups
* PEMEX alone has 31 of the 84 jackups
Source: ODS-Petrodata and Tidewater
35
Jackups Semi Drillships
June 2009 working rigs 317 151 38
Working for top 10 customers 84 76 24
26% 50% 63%

50%
60%
70%
80%
90%
6/06 12/06 6/07 12/07 6/08 12/08 6/09
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
36
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $9.4M in revenue
1% change in utilization = $15.7M in revenue
* Dayrate and utilization information is for all classes of vessels operating international.
Utilization
Dayrate

New Vessels
Traditional Vessels
INTERNATIONAL
INTERNATIONAL
VESSEL
VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating internationally.
37
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
Jun- 06 Dec- 06 Jun- 07 Dec- 07 Jun- 08 Dec- 08 Jun- 09

40%
50%
60%
70%
80%
90%
6/06 12/06 6/07 12/07 6/08 12/08 6/09
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
38
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
Utilization
Dayrate

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
Jun-06 Dec-06 Jun-07 Dec-07 Jun-08 Dec-08 Jun-09
New Vessels
Traditional Vessels
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.

SUPERIOR OPERATING
SUPERIOR OPERATING
CAPABILITIES DRIVE OUR
CAPABILITIES DRIVE OUR
COMPETITIVE ADVANTAGE
COMPETITIVE ADVANTAGE
Superior operating performance
Superior operating performance
– Safety-oriented culture
– Deep knowledge of customer needs
International scope and relationships
International scope and relationships
– Worldwide market presence
(over 60 countries)
– Long-term relationships with major operators
(Over 200 customers)
Attractive fleet
Attractive fleet
– Most new vessels in industry
– Wide range of equipment types
Cost efficient management
Cost efficient management
– “Lean” operations and overhead
– Aggressive construction cost management

VESSEL ACQUISITION
VESSEL ACQUISITION
ALTERNATIVES
ALTERNATIVES
Buy Existing
Buy Existing Construct
Construct
New
New
Buy Fleet
Buy Fleet
(e.g., Buy Company)
(e.g., Buy Company)
Considerations: Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
Considerations: Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations: Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

CONSIDERATIONS IN
CONSIDERATIONS IN
DESIGNING OUR “OPTIMAL”
DESIGNING OUR “OPTIMAL”
VESSEL MIX
VESSEL MIX
Custom/
Specialized
Standardized
Small
Ultra big
Renew
existing
Expand to
niche markets
Drilling,
production
Subsea,
maintenance,
LNG etc.
Cycle timers
Invest
across
cycle
*Arrows are illustrative of Tidewater’s current views;  they should not be interpreted  as excluding other points on the continuums in the future.
Vessel Type
Vessel Type
Specifications
Specifications
Operating Capabilities
Operating Capabilities
End Users
End Users
Supply/Demand
Supply/Demand
TDW*
TDW*